                                                                    EXHIBIT 4.21

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                          REGISTRATION RIGHTS AGREEMENT



                           Dated as of April 15, 2002

                                      Among

                             FLEMING COMPANIES, INC.

                                       and

                          THE GUARANTORS NAMED HEREIN,

                                   as Issuers,


                                       and

                      THE INITIAL PURCHASERS NAMED HEREIN,

                    9 7/8% Senior Subordinated Notes due 2012



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



                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is dated as of April 15, 2002, among FLEMING COMPANIES, INC., an Oklahoma corporation (the "Company"), as issuer, the other entities listed on the signature pages hereto, as guarantors (the "Guarantors" and, together with the Company, the "Issuers"), and the Initial Purchasers named herein, as initial purchasers (the "Initial Purchasers").

                   This Agreement is entered into in connection with the Purchase Agreement, dated as of April 3, 2002, among the Issuers and the Initial Purchasers (the "Purchase Agreement"), which provides for, among other things, the sale by the Company to the Initial Purchasers of $260,000,000 aggregate principal amount of the Company's 9 7/8% Senior Subordinated Notes due 2012 (the "Notes"), guaranteed by the Guarantors (the "Guarantees") on a senior subordinated basis. The Notes and the Guarantees are collectively referred to herein as the "Securities". In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and any subsequent holder or holders of the Securities. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Securities under the Purchase Agreement.

                  The parties hereby agree as follows:

          1.      Definitions

                  As used in this Agreement, the following terms shall have the following meanings:

                  Additional Interest:  See Section 4 hereof.

                  Advice:  See the last paragraph of Section 5 hereof.

                  Applicable Period:  See Section 2 hereof.

                  Company:  See the introductory paragraphs hereto.

                  Effectiveness Date: The 180th day after the Issue Date; provided, however, that with respect to any Shelf Registration, the Effectiveness Date shall be the 180th day after the delivery of a Shelf Notice as required pursuant to Section 2(c) hereof; provided, further, that, in the event that applicable law or interpretations of the staff of the SEC do not permit the Company to file a Registration Statement covering the exchange of the Notes or to complete the Exchange Offer, the Effectiveness Date shall be extended by 30 days.

                  Effectiveness Period:  See Section 3 hereof.

                  Event Date:  See Section 4 hereof.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Exchange Notes:  See Section 2(a) hereof.

                  Exchange Offer:  See Section 2(a) hereof.

                  Exchange Offer Registration Statement:  See Section 2 hereof.

                  Filing Date: (A) If no Exchange Offer Registration Statement has been filed by the Issuers pursuant to this Agreement, the 90th day after the Issue Date; and (B) with respect to a Shelf Registration Statement, the 90th day after the delivery of a Shelf Notice as required pursuant to Section 2(c) hereof.

                  Guarantees:  See the introductory paragraphs hereto.

                  Guarantors:  See the introductory paragraphs hereto.

                  Holder: As the context requires, means any holder of a Registrable Note or Registrable Notes.

                  Indemnified Person:  See Section 7(c) hereof.

                  Indemnifying Person:  See Section 7(c) hereof.

                  Indenture: The Indenture, dated as of April 15, 2002, by and among the Issuers and Manufacturers and Traders Trust Company, as trustee, pursuant to which the Securities are being issued, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Purchasers:  See the introductory paragraphs hereto.

                  Initial Shelf Registration:  See Section 3(a) hereof.

                  Inspectors:  See Section 5(m) hereof.

                  Issue Date: April 15, 2002, the date of original issuance of the Notes.

                  Issuers:  See the introductory paragraphs hereto.
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                                      -3-


                  NASD:  See Section 5(r) hereof.

                  Notes:  See the introductory paragraphs hereto.

                  Offering Memorandum: The final offering memorandum of the Company dated April 3, 2002, in respect of the offering of the Securities.

                  Participant:  See Section 7(a) hereof.

                  Participating Broker-Dealer:  See Section 2(b) hereof.

                  Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

                  Private Exchange:  See Section 2(b) hereof.

                  Private Exchange Notes:  See Section 2(b) hereof.

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreement:  See the introductory paragraphs hereof.

                  Records:  See Section 5(m) hereof.

                  Registrable Notes: Each Security upon its original issuance and at all times subsequent thereto, each Exchange Note (and the related Guarantee) as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note (and the related Guarantee) upon original issuance thereof and at all times subsequent thereto, until (i) a Registration Statement (other than, with respect only to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Security, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Security, Exchange Note or such Private Exchange Note (and the related guarantees), as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Security has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes (and the related guarantees) that may be resold without restriction under state and federal securities laws,
(iii) such Security, Exchange Note or Private Exchange Note (and the related guarantees), as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Security, Exchange Note or Private Exchange Note (and the related guarantees), as the case may be, may be resold without restriction pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

                  Registration Statement: Any registration statement of the Issuers that covers any of the Notes, the Exchange Notes or the Private Exchange Notes (and the related guarantees) filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of the issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the SEC.

                  Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC:  The Securities and Exchange Commission.

                  Securities:  See the introductory paragraphs hereto.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Shelf Notice:  See Section 2(c) hereof.

                  Shelf Registration:  See Section 3(b) hereof.

                  Subsequent Shelf Registration:  See Section 3(b) hereof.

                  TIA:  The Trust Indenture Act of 1939, as amended.

                  Trustee: The trustee under the Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes (and the related guarantees).

                  Underwritten registration or underwritten offering: A registration in which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

         2.       Exchange Offer

                  (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Issuers shall file with the SEC, no later than the Filing Date, a Registration Statement (the "Exchange Offer Registration Statement") on an appropriate registration form with respect to a registered offer (the "Exchange Offer") to exchange any and all of the Registrable Notes for a like aggregate principal amount of notes of the Company, guaranteed by the Guarantors, that are identical in all material respects to the Securities (the "Exchange Notes"), except that (i) the Exchange Notes shall contain no restrictive legend thereon and (ii) interest thereon shall accrue (A) from the latter of (x) the last interest payment date on which interest was paid on the Security surrendered in exchange therefor, or (y) if the Security is surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on such Security, from the Issue Date, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such trust indenture as are necessary to comply with the
TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Issuers shall use all reasonable efforts to (x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for not less than 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 225th day after the Issue Date. If, after the Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period of such interference, until the Exchange Offer may legally resume.

                  Each Holder that participates in the Exchange Offer will be required, as a condition to its participation in the Exchange Offer, to represent to the Issuers in writing (which may be contained in the applicable letter of transmittal) that: (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer such Holder has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities
Act) of the Exchange Notes in violation of the Securities Act, (iii) such Holder is not an affiliate (as defined in Rule 405 promulgated under the Securities
Act) of the Company, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Notes, (v) if such Holder is a Participating Broker-Dealer (as defined below) that will receive Exchange Notes for its own account in exchange for Securities that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Notes and (vi) the Holder is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations. Such Holder will also be required to be named as a selling security holder in the related prospectus and to make such other representations as may be necessary under applicable SEC rules, regulations or interpretations to render available the use of Form S-4 or any other appropriate form under the Securities Act.

                  Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply solely with respect to Registrable Notes that are Private Exchange Notes, Exchange Notes as to which Section 2(c)(iv) is applicable and Exchange Notes held by Participating Broker-Dealers (as defined below), and the Issuers shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof.

                  No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement.

                  (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

                  The Issuers shall use all reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes covered thereby, provided, however, that such period shall not be required to exceed 180 days, or such longer period if extended pursuant to the last sentence of Section 5 (the "Applicable Period").

                  If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Securities acquired by them that have the status of an unsold allotment in the initial distribution, the Issuers upon the request of the Initial Purchasers shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers, in exchange (the "Private Exchange") for such Securities held by the Initial Purchasers, a like principal amount of notes (the "Private Exchange Notes") of the Company, guaranteed by the Guarantors, that are identical in all material respects to the Exchange Notes except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

                  In connection with the Exchange Offer, the Issuers shall:

                  (1) mail, or cause to be mailed, to each Holder of record entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (2) use all reasonable efforts to keep the Exchange Offer open for not less than 30 days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

                  (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                  (4) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

                  (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

                  As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuers shall:

                  (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

                  (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

                  (3) cause the Trustee to authenticate and deliver promptly to each holder of Securities Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

                  The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or the Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer or the Private Exchange, (iv) there has not been any material change, or development involving a prospective material change, in the business or financial affairs of the Issuers which, in the reasonable judgment of the Issuers, would materially impair the Issuers' ability to consummate the Exchange Offer or the Private Exchange, and (v) there has not been proposed, adopted or enacted any law, statute, rule or regulation which, in the reasonable judgment of the Issuers, would materially impair the Issuers' ability to consummate the Exchange Offer or the Private Exchange or have a material adverse effect on the Issuers if the Exchange Offer or the Private Exchange was consummated. In the event that the Issuers are unable to consummate the Exchange Offer or the Private Exchange due to any event listed in clauses (i) through (v) above, the Issuers shall not be deemed to have breached any covenant under this Section 2.

                  The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Securities will have the right to vote or consent as a separate class on any matter.

                  (c) If (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuers are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 225 days of the Issue Date (or 255 days if the Effectiveness Date is 210 days after the Issue Date), (iii) a Holder of Private Exchange Notes notifies the Company in writing within 60 days after the consummation of the Exchange Offer that (A) such Holder is prohibited by law or SEC policy from participating in the Exchange Offer or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Participating Broker-Dealer and holds Securities acquired directly from the Company or any of its affiliates (as defined in Rule 405 promulgated under the Securities Act), or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of one of the Issuers within the meaning of the Securities Act), then in the case of each of clauses (i) to and including (iv) of this sentence, the Issuers shall promptly deliver to the Holders and the trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 3 hereof.

         3.       Shelf Registration

                  If at any time a Shelf Notice is delivered as contemplated by
Section 2(c) hereof, then:

                  (a) Shelf Registration. The Issuers shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the "Initial Shelf Registration"). The Issuers shall use all reasonable efforts to file with the SEC the Initial Shelf Registration on or before the applicable Filing Date. The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

                  The Issuers shall, subject to applicable law or applicable interpretation of the staff of the SEC, use all reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or cease to be outstanding, (ii) all Registrable Notes are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act or (iii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act (the "Effectiveness Period"), provided, however, that the Effectiveness

Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

                  No Holder of Registrable Notes may include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 business days after receipt of a request therefor, such information concerning such Holder required to be included in any Shelf Registration or Prospectus or preliminary prospectus included therein. No holder of Registrable Notes shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided all such information, if so requested. Each Holder of Registrable Notes as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed so that the information previously furnished to the Company by such Holder not materially misleading and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

                  (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuers shall use all reasonable efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

                  (c) Supplements and Amendments. The Issuers shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes, provided, however, that the Issuers shall not be required to supplement or amend any

Shelf Registration upon the request of a Holder or any underwriter if such requested supplement or amendment would, in the good faith judgment of the Company, violate the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder.

          4.       Additional Interest

                  (a) The Issuers and the Initial Purchasers agree that the Holders of Registerable Notes will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

                  (i) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration has been filed with the SEC on or prior to the date 90 days after the Issue Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.50% per annum for the first 90 days immediately following each such Filing Date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

                  (ii) if (A) neither the Exchange Offer Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the date 180 days after the Issue Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date in respect of such Shelf Registration, then, commencing on the day after such Effectiveness Date, Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.50% per annum for the first 90 days immediately following such Effectiveness Date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

                  (iii) if (A) the Issuers have not exchanged Exchange Notes for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the applicable Exchange Offer Registration Statement or Shelf Registration is declared effective or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the second anniversary of the Issue Date (other than after such time as all Notes have been disposed of thereunder or all Notes are eligible to be sold pursuant to

         Rule 144(k)), then Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.50% per annum for the first 90 days commencing on (x) the 46th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective, in the case of (B) above, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Notes may not accrue under more than one of the foregoing clauses (i)-(iii) at any one time and at no time shall the aggregate amount of Additional Interest accruing exceed in the aggregate 1.00% per annum; provided, further, however, that (1) upon the filing of the applicable Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4), (2) upon the effectiveness of the Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of the applicable Exchange Notes for all Securities tendered (in the case of clause
(iii)(A) of this Section 4), or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

                  (b) The Issuers shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to clauses (a)(i), (a)(ii) or (a)(iii) of this
Section 4 will be payable in cash semiannually on each May 1 and November 1 (to the holders of record on the April 15 and October 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

         5.       Registration Procedures

                  In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder each of the Issuers shall:

                  (a) Prepare and file with the SEC no later than 90 days after the Issue Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use all reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to
Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes included in such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five days prior to such filing, or such later date as is reasonable under the circumstances).

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to each of them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuers shall be deemed not to have used their reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period or the Applicable Period, as the case may be, relating thereto if any Issuer voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or permitted by this Agreement.

                  (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Issuers have received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, and their counsel promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request in writing, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(l) hereof cease to be true and correct in all material respects,
(iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Issuers' determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use all reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use all reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment.

                  (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer,
(i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably request to be included therein, provided, however, that the Issuers shall not be required to include any such information upon the request of a Holder or any underwriter if the inclusion of such information would, in the good faith judgment of the Company, violate the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after an Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

                  (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes, a single counsel to such Holders (chosen in accordance with Section 6(b)) and to each such Participating Broker-Dealer who so requests and to its counsel at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested in writing one copy of any document incorporated or deemed to be incorporated therein by reference and one copy of any exhibit.

                  (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, a single counsel to such Holders (chosen in accordance with Section 6(b)), or each such Participating Broker-Dealer and its counsel, as the case may be, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and if requested in writing, any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto (provided the manner of such use complies with any limitations resulting from any applicable state securities "Blue Sky" laws as provided in writing to such Holders by the Company and subject to the provisions of this Agreement) by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its all reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or Participating Broker-Dealer, reasonably request in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
(C) subject itself to taxation in any such jurisdiction where it is not then so subject.

                  (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the selling Holders may reasonably request.

                  (j) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Issuers shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that an event occurs and is continuing as a result of which the Shelf Registration would, in the good faith judgment of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, for a period not to exceed an aggregate of 60 days in any calendar year, (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed.

                  (k) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

                  (l) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Securities in form and substance reasonably satisfactory to the Issuers and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers and the subsidiaries of the Issuers (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same in writing if and when requested in form and substance reasonably satisfactory to the Issuers; (ii) upon the request of any underwriter use all reasonable efforts to obtain the written opinions of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) upon the request of any underwriter use all reasonable efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent public accountants of the Issuers (and, if necessary, any other independent public accountants of the Issuers, any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Securities and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (m) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Issuers and subsidiaries of the Issuers (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and any of their subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. The foregoing inspection and information gathering shall be coordinated on behalf of the other parties by one counsel designated by such parties as described in Section 6(b) hereof. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose any of the Records that the Issuers determine, in good faith, to be confidential unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) the information in such Records has been made generally available to the public other than through the acts of such Inspector; provided, however, that prior notice shall be provided as soon as practicable to the Issuers of the potential disclosure of any information by such Inspector pursuant to clause (i) of this sentence to permit the Issuers to obtain a protective order or take other appropriate action to prevent the disclosure of such information at the Issuers' sole expense (or waive the provisions of this paragraph (m)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

                  (n) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use all reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

                  (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders with regard to any applicable Registration Statement, a consolidated earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 60 days after the end of any fiscal quarter (or 120 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  (p) Upon consummation of the Exchange Offer or a Private Exchange, if requested by the Trustee in writing, obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, the related guarantee and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against them in accordance with their respective terms, subject to customary exceptions and qualifications.

                  (q) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

                  (r) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                  (s) Use all reasonable efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

                  The Issuers may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Notes as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed so that the information previously furnished to the Company by such seller is not materially misleading and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made.

                  Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuers shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice.

         6.       Registration Expenses

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (other than any underwriting discounts or commissions which shall not be borne by the Issuers) shall be borne by the Issuers including, without limitation,

(i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (b) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of one counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be,
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(l)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (ix) the expense of any annual audit, (x) any fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

                  (b) The Issuers shall reimburse the Initial Purchasers for the reasonable fees and expenses of one counsel in connection with the Exchange Offer, which shall be Cahill Gordon & Reindel, and shall not be required to pay any other legal expenses in connection therewith.

         7.       Indemnification

                  (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the affiliates, officers, directors, representatives, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange

Act (each, a "Participant"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by such Participant expressly for use therein and with respect to any preliminary Prospectus, or except to the extent that any such loss, claim, damage or liability arises solely from the fact that any Participant sold Notes to a person to whom there was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of such sale if the Issuers shall have previously furnished copies thereof to the Participant in accordance herewith and the Prospectus (as amended or supplemented) would have corrected any such untrue statement or omission.

                  (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their respective affiliates, officers, directors, representatives, employees and agents of each Issuer and each Person who controls each Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent (but on a several, and not joint, basis) as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Issuers in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Persons against whom such indemnity may be sought (the "Indemnifying Persons") in writing, and the Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Persons will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses and the Indemnifying Person was not otherwise aware of such action or claim. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary in writing, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Persons shall not, in connection with such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and shall be reasonably acceptable to the Issuers, and any such separate firm for the Issuers, their affiliates, officers, directors, representatives, employees and agents and such control Persons of such Issuer shall be designated in writing by such Issuer and shall be reasonably acceptable to the Holders.

                  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.

                  (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified

Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

                  (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, judgments, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the Indemnifying Person to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person who controls a Holder, the Issuers, their directors, officers, employees or agents or any person controlling an Issuer, and (ii) any termination of this Agreement.

                  (g) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

         8.       Rules 144 and 144A

                  Each of the Issuers covenants and agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Notes remain outstanding, and if such Issuer is not required to file such reports, such Issuer will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information of the type specified in Sections 13 and 15(d) of the Exchange Act. Each of the Issuers further covenants and agrees, for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) and 144(c) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A and Rule 144(k).

         9.       Underwritten Registrations

                  If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Issuers.

                  No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

        10.      Miscellaneous

                  (a) No Inconsistent Agreements. The Issuers have not, as of the date hereof, and the Issuers shall not, after the date of this Agreement, enter into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements. The Issuers shall not, after the date of this agreement, enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

                  (b) Adjustments Affecting Registrable Notes. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Issuers and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

                  (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                  (i) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

                  (ii) if to the Issuers, at the address as follows:

                           Fleming Companies, Inc.
                           1945 Lakepointe Drive
                           Lewisville, Texas 75057
                           Facsimile No.: (972) 906-1530
                           Attention: Chief Financial Officer

                       with copies to:

                           Latham & Watkins
                           505 Montgomery Street, Suite 1900
                           San Francisco, California 94111-2562
                           Facsimile No.: (415) 395-8095
                           Attention: John Newell, Esq.,
                                      Tracy Edmonson, Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when transmission is confirmed, if sent by facsimile.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use all reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Securities Held by the Issuers or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or their affiliates (as such term is defined in Rule 405 under the Securities
Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (k) Third-Party Beneficiaries. Holders of Registrable Notes and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

                  (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                         FLEMING COMPANIES, INC.,
                              as Issuer


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title: Senior Vice President, General
                                Counsel and Secretary


                         ABCO FOOD GROUP, INC.,
                              as Guarantor


                         By:    /s/ James R. Vaughan
                                -----------------------------------------------
                                Name:  James R. Vaughan
                                Title: President


                         ABCO MARKETS, INC.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M Hernandez
                                Title: Senior Vice President, General
                                Counsel and Secretary


                         ABCO REALTY CORP.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title: Senior Vice President, General
                                Counsel and Secretary

                         AG, L.L.C.,
                              as Guarantor, by Fleming Companies, Inc. as its sole member


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title: Senior Vice President, General
                                Counsel and Secretary


                         AMERICAN LOGISTICS GROUP, INC.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title: Senior Vice President, General
                                Counsel and Secretary


                         ARIZONA PRICE IMPACT, L.L.C.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title: Senior Vice President, General
                                Counsel and Secretary


                         BAKER'S FOOD GROUP, INC.,
                              as Guarantor


                         By:    /s/ James R. Vaughan
                                -----------------------------------------------
                                Name:  James R. Vaughan
                                Title: President

                         CARDINAL WHOLESALE, INC., as Guarantor



                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary


                         DUNIGAN FUELS, INC.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary


                         FAVAR CONCEPTS, LTD.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary


                         FLEMING FOODS MANAGEMENT CO., L.L.C.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary

                         FLEMING FOODS OF TEXAS, L.P.,
                             as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary


                         FLEMING INTERNATIONAL LTD.,
                             as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary


                         FLEMING SUPERMARKETS OF FLORIDA, INC.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary


                         FLEMING TRANSPORTATION SERVICE, INC.,
                              as Guarantor


                         By:    /s/ Carlos M. Hernandez
                                -----------------------------------------------
                                Name:  Carlos M. Hernandez
                                Title:  Senior Vice President, General Counsel
                                          and Secretary

                      FLEMING WHOLESALE, INC.,
                           as Guarantor


                      By:    /s/ Carlos M. Hernandez
                             -----------------------------------------------
                             Name:  Carlos M. Hernandez
                             Title:  Senior Vice President, General Counsel
                                       and Secretary


                      FOOD 4 LESS BEVERAGE COMPANY, INC.,
                           as Guarantor

                      By:    /s/ Charles L. Hall
                             -----------------------------------------------
                             Name:  Charles L. Hall
                             Title:  President


                      FUELSERV, INC.,
                           as Guarantor


                      By:    /s/ Carlos M. Hernandez
                             -----------------------------------------------
                             Name:  Carlos M. Hernandez
                             Title:  Senior Vice President, General Counsel
                                       and Secretary


                      GATEWAY INSURANCE AGENCY, INC.,
                           as Guarantor


                      By:    /s/ Carlos M. Hernandez
                             -----------------------------------------------
                             Name:  Carlos M. Hernandez
                             Title:  Senior Vice President, General Counsel
                                       and Secretary

                    LAS, INC. as Guarantor


                    By:    /s/ Carlos M. Hernandez
                           ---------------------------------------------------
                           Name:  Carlos M. Hernandez
                           Title: Senior Vice President, General
                           Counsel and Secretary


                    MINTER-WEISMAN CO., as Guarantor


                    By:    /s/ Carlos M. Hernandez
                           ---------------------------------------------------
                           Name:  Carlos M. Hernandez
                           Title: Senior Vice President, General
                           Counsel and Secretary


                    PIGGLY WIGGLY COMPANY,
                         as Guarantor


                    By:    /s/ Carlos M. Hernandez
                           ---------------------------------------------------
                           Name:  Carlos M. Hernandez
                           Title: Senior Vice President, General
                           Counsel and Secretary


                    PROGRESSIVE REALTY, INC.
                         as Guarantor


                    By:    /s/ Carlos M. Hernandez
                           ---------------------------------------------------
                           Name:  Carlos M. Hernandez
                           Title: Senior Vice President, General
                           Counsel and Secretary

                     RAINBOW FOOD GROUP, INC.
                          as Guarantor


                     By:    /s/ James R. Vaughan
                            ---------------------------------------------------
                            Name:  James R. Vaughan
                            Title: President


                     RETAIL INVESTMENTS, INC.
                          as Guarantor


                     By:    /s/ James R. Vaughan
                            ---------------------------------------------------
                            Name:  James R. Vaughan
                            Title: President

                     RETAIL SUPERMARKETS, INC.,
                          as Guarantor


                     By:    /s/ Carlos M. Hernandez
                            ---------------------------------------------------
                            Name:  Carlos M. Hernandez
                            Title: Senior Vice President, General
                            Counsel and Secretary

                     RFS MARKETING SERVICES, INC.,
                          as Guarantor


                     By:    /s/ Carlos M. Hernandez
                            ---------------------------------------------------
                            Name:  Carlos M. Hernandez
                            Title: Senior Vice President, General
                            Counsel and Secretary

                              RICHMAR FOODS, INC.,
                                 as Guarantor

                              By:    /s/ Carlos M. Hernandez
                                 -----------------------------------------------
                                 Name:  Carlos M. Hernandez
                                 Title: Senior Vice President, General
                                 Counsel and Secretary


                              SCRIVNER TRANSPORTATION, INC.,
                                 as Guarantor

                              By:    /s/ Carlos M. Hernandez
                                 -----------------------------------------------
                                 Name:  Carlos M. Hernandez
                                 Title: Senior Vice President, General
                                 Counsel and Secretary

The foregoing Agreement is hereby con-
firmed and accepted by the Initial Purchasers as of the date first above written.

DEUTSCHE BANK SECURITIES INC.
LEHMAN BROTHERS INC.
SALOMON SMITH BARNEY INC.
J.P. MORGAN SECURITIES INC.
FIRST UNION SECURITIES, INC.
UBS WARBURG LLC
MORGAN STANLEY & CO.
  INCORPORATED

BY: DEUTSCHE BANK SECURITIES INC.,
    on behalf of the several Initial Purchasers


By: /s/ Sharon Stern
    ----------------------------------------------
    Name:  Sharon Stern
    Title: Director


By: /s/ Stephen Braun
    ----------------------------------------------
    Name:  Stephen Braun
    Title: Vice President